Fees Summary	Aug. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 225,894,500.00
Previously Paid Amount	0.00
Total Fee Amount	34,584.45
Total Offset Amount	0.00
Net Fee	$ 34,584.45
Final Prospectus	false